UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment #2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 18, 2005 (August 25, 2005)

Date of Report (Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-09240	94-6565852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300 Dallas, Texas		75234
(Address of Principal Executive Office)		(Zip Code)

(469) 522-4200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Transcontinental Realty Investors, Inc. (“TCI”) hereby amends its Current Report on Form 8-K dated August 31, 2005 to provide certain financial statements required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

	600 Las Colinas Office Building
	Report of Independent Auditors for the year ended December 31, 2004	3
	Statement of Revenues and Certain Expenses for the year ended December 31, 2004	4
	Notes to the Statement of Revenues and Certain Expenses for the year ended December 31, 2004	5

	Two Hickory Office Building
	Report of Independent Auditors for the years ended December 31, 2004, 2003 and 2002	6
	Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003 and 2002	7
	Notes to the Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003 and 2002	8

	Foxwood Apartments
	Report of Independent Auditors for the years ended December 31, 2004, 2003 and 2002	10
	Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003, and 2002	11
	Notes to the Statements of Revenues and Certain Expenses for the years ended December 31, 2004, 2003, and 2002	12

(b)	PRO FORMA FINANCIAL INFORMATION

	Unaudited Pro Forma Consolidated Financial Information	13
	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005	14
	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	15
	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005	16

(c)	EXHIBITS

	None

Independent Auditors' Report

To the Board of Directors
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of 600 Las Colinas for the year ended December 31, 2004. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of 600 Las Colinas for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

FARMER, FUQUA, & HUFF, P.C.

Plano, Texas
November 16, 2005

600 LAS COLINAS
STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
YEAR ENDED DECEMBER 31, 2004

REVENUES
Net rental revenue	$7,154,065

Recoveries and other revenue	3,796,081

Total revenues	10,950,146

DIRECT OPERATING EXPENSES
General and administrative	935,603
Utilities	805,499
Building Services	908,866
Property taxes	1,851,913
Property insurance	86,896

Total direct operating expenses	4,588,777

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$6,361,369

The accompanying notes are an integral part of this statement.

600 LAS COLINAS
NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
YEAR ENDED DECEMBER 31, 2004

NOTE A	ORGANIZATION AND BASIS OF PRESENTATION

600 Las Colinas is an approximately 509,829 square foot office building located in Irving, Texas. During 2004, the building was owned by TGS American Realty Limited Partnership and managed by TGS REIT Management.

The accompanying financial statement does not include a provision for depreciation and amortization, interest expense, income taxes or other corporate expenses. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE B	SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION - Rental revenue is recorded on a straight-line basis.

NOTE C	RECOVERIES AND OTHER REVENUE

Recoveries and other revenue consists of recoveries from tenants for common area maintenance, utilities and property taxes. Parking revenues and other miscellaneous revenues of the property are also included in this caption.

NOTE D	RELATED PARTY TRANSACTIONS

Management fees of approximately $300,000 were paid to a related party in 2004.

NOTE E	SUBSEQUENT EVENT

The building was sold to Transcontinental Realty Investors, Inc., a Nevada corporation effective August 25, 2005.

Independent Auditors' Report

To the Board of Directors
Transcontinental Realty Investors, Inc.

We have audited the accompanying statements of revenues and direct operating expenses of ART Two Hickory Corporation for the years ended December 31, 2004, 2003, and 2002. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, are not intended to be a complete presentation of the results of operations.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of ART Two Hickory Corporation for the years ended December 31, 2004, 2003, and 2002, in conformity with accounting principles generally accepted in the United States of America.

FARMER, FUQUA, & HUFF, P.C.

Plano, Texas
November 8, 2005

ART TWO HICKORY CORPORATION
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31,

	2004	2003	2002

REVENUES
Gross potential rents	$2,027,973	$2,064,013	$2,040,971
Vacancy and other lost rents	(193,447)	(175,651)	(236,669)
Net rental revenues	1,834,526	1,888,362	1,804,302

Common area maintenance and other revenues	146,752	160,490	149,821

Total revenues	1,981,278	2,048,852	1,954,123

DIRECT OPERATING EXPENSES
Personnel	48,452	63,256	61,594
General and administrative	90,004	101,235	115,156
Utilities	214,374	190,608	149,160
Repairs and maintenance	201,360	209,455	216,042
Property taxes	243,098	289,367	279,150
Property insurance	22,331	29,926	20,000

Total direct operating expenses	819,619	883,847	842,101

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$1,161,659	$1,165,005	$1,112,002

The accompanying notes are an integral part of these financial statements.

ART TWO HICKORY CORPORATION
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

NOTE A	ORGANIZATION AND BASIS OF PRESENTATION

ART Two Hickory Corporation (“Two Hickory”) owns the approximately 96,127 square foot Two Hickory Office Building in Farmers Branch, Texas. During 2004, 2003, and 2002, Two Hickory was owned by American Realty Investors, Inc. (“ARI”).

The accompanying financial statements do not include a provision for depreciation and amortization, interest expense, income taxes or other corporate expenses. Accordingly, these statements are not intended to be a complete presentation of the results of operations.

NOTE B	SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION - Rental revenue is recorded when due from tenants and is recognized monthly as it is earned, which is not substantially different than on a straight-line basis.

NOTE C	TENANT LEASES

The Two Hickory building was leased by fourteen tenants during 2004, eight of which remained at December 31, 2004. The lease agreements require the lessees to pay charges associated with the property, including property taxes, utilities, insurance and repairs and maintenance.

The building is leased under operating leases, which expire between September of 2005 and May of 2012. At December 31, 2004, the approximate future minimum rental income under the operating leases are as follows:

	2005	$1,336,105
	2006	1,005,289
	2007	346,842
	2008	221,767
	2009	129,905
	Thereafter	251,489

		$3,291,397

ART TWO HICKORY CORPORATION
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

NOTE D	RELATED PARTIES

Two Hickory received approximately $305,000, $358,000, and $372,000 in rents from related parties in 2004, 2003, and 2002, respectively.

At December 31, 2004, the approximate future minimum rental income from related parties under the operating leases are as follows:

	2005	$100,067
	2006	100,067
	2007	33,356

		$233,490

NOTE E	SUBSEQUENT EVENT

	ART Two Hickory Corporation was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, a subsidiary of ARI, effective January 4, 2005 under a contract entered January 4, 2002.

Independent Auditors' Report

To the Board of Directors
Transcontinental Realty Investors, Inc.

We have audited the accompanying statements of revenues and direct operating expenses of Garden Foxwood, L.P. for the years ended December 31, 2004, 2003, and 2002. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, are not intended to be a complete presentation of the results of operations.

In our opinion, the statements of revenues and direct operating expenses referred to above present fairly, in all material respects, the revenues and direct operating expenses of Garden Foxwood, L.P. for the years ended December 31, 2004, 2003, and 2002, in conformity with accounting principles generally accepted in the United States of America.

FARMER, FUQUA, & HUFF, P.C.

Plano, Texas
November 8, 2005

GARDEN FOXWOOD, L.P.
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31,

	2004	2003	2002

REVENUES
Gross potential rents	$1,542,960	$1,540,800	$1,521,000
Vacancy and other lost rents	(409,852)	(394,490)	(223,873)
Net rental revenues	1,133,108	1,146,310	1,297,127

Common area maintenance and other revenues	78,144	114,533	75,796

Total revenues	1,211,252	1,260,843	1,372,923

DIRECT OPERATING EXPENSES
Personnel	198,373	186,186	169,892
General and administrative	136,197	155,571	140,792
Utilities	79,144	73,183	61,214
Repairs and maintenance	420,979	381,942	291,468
Property taxes	134,648	160,525	145,973
Property insurance	35,296	36,788	39,006

Total direct operating expenses	1,004,637	994,195	848,345

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES	$206,615	$266,648	$524,578

The accompanying notes are an integral part of these financial statements.

GARDEN FOXWOOD, L.P.
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

NOTE A	ORGANIZATION AND BASIS OF PRESENTATION

Garden Foxwood, L.P. (“Foxwood”) owns a 220 unit apartment complex located in Memphis, Tennessee. During 2004, 2003, and 2002, Foxwood was owned by American Realty Investors, Inc. (ARI).

The accompanying financial statements do not include a provision for depreciation and amortization, interest expense, income taxes or other corporate expenses. Accordingly, these statements are not intended to be a complete presentation of the results of operations.

NOTE B	SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION - Rental revenue is recorded when due from tenants and is recognized monthly as it is earned, which is not substantially different than on a straight-line basis.

NOTE C	OTHER REVENUE

Other revenue consists of deposit forfeitures, application and late fees, charges for returned checks and other miscellaneous revenues of the property.

NOTE D	SUBSEQUENT EVENT

Foxwood was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, a subsidiary of ARI, effective April 12, 2005 under a contract entered April 12, 2002.

TRANSCONTINENTAL REALTY INVESTORS, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

This pro forma financial information should be read in conjunction with the financial statements and notes of Transcontinental Realty Investors, Inc. (“TCI”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2005.

The unaudited pro forma consolidated balance sheet is presented with 600 Las Colinas, Luna land, Senlac land, Whorton land and Wilmer 88 land as if they were purchased on June 30, 2005. The other properties purchased by TCI prior to June 30, 2005 are already included in TCI’s consolidated balance sheet as of June 30, 2005; therefore, no pro forma adjustments for these properties were made.

The unaudited pro forma statements of operations are presented for the six months ended June 30, 2005 and the year ended December 31, 2004. The unaudited pro forma consolidated statements of operations present TCI’s operations as if the transactions had occurred at January 1 of each of the periods presented.

The pro forma consolidated balance sheet and pro forma consolidated statements of operations are not necessarily indicative of what the actual financial position would have been or what the actual results of operations would have been had TCI completed all the property acquisitions on January 1, 2004 or January 1, 2005, nor do they purport to represent our future operations from these property acquisitions.

TRANSCONTINENTAL REALTY INVESTORS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2005
(Dollars in thousands)

	Actual(1)	600 Las Colinas	Two Hickory	Foxwood Apartments	Insignificant Acquisitions(2)	Total Consolidated Pro Forma
ASSETS
Real Estate held for Investment	$767,860	$57,510	$—	$—	$6,116	$831,486
Less: Accumulated Depreciation	(76,335)	—	—	—	—	(76,335)
	691,525	57,510	—	—	6,116	755,151

Real estate held for sale	43,866	—	—	—	—	43,866
Real estate subject to sales contract	69,544	—	—	—	—	69,544

Notes and Interest Receivable:
Performing	52,854	—	—	—	—	52,854
Non-Performing	—	—	—	—	—	—
	52,854	—	—			52,854
Less: Allowances for Estimated Losses	—	—	—	—	—	—
	52,854	—	—	—	—	52,854

Investment in real estate entities	19,045	—	—	—	—	19,045
Marketable equity securities, at market value	7,507	—	—	—	—	7,507
Cash and cash equivalents	9,824	(7,639)	—	—	(2,184)	1
Other Assets	42,837	2,352	—	—	(85)	45,104
Total Assets	$937,002	$52,223	$—	$—	$3,847	$993,072

LIABILITIES AND EQUITY
Notes and interest payable	$548,053	$40,699	$—	$—	$3,828	$592,580
Liabilities related to assets held for sale	52,897	—	—	—	—	52,897
Liabilities related to assets subject to sales contract	59,679	—	—	—	—	59,679
Other Liabilities	32,494	11,360	—	—	19	43,873
	693,123	52,059	—	—	3,847	749,029

Minority Interest	1,147	—	—	—	—	1,147

Stockholders’ equity:
Preferred Stock	—	—	—	—	—	—
Common Stock	81	—	—	—	—	81
Paid-in capital	256,599	—	—	—	—	256,599
Treasury stock	(3,086)	—	—	—	—	(3,086)
Accumulated deficit	(10,234)	164	—	—	—	(10,070)
Accumulated other comprehensive loss	(628)	—	—	—	—	(628)
	242,732	164	—	—	—	242,896
Total Liabilities and Equity	$937,002	$52,223	$—	$—	$3,847	$993,072

(1) Historical financial information derived from quarterly report on Form 10-K.
(2) Insignificant acquisitions includes Alliance Airport land, Luna land, all Mandahl Bay land purchases, Park West Office Building, Senlac land, Southwood Plantation land, West End land, Whorton land and Wilmer 88 land.

TRANSCONTINENTAL REALTY INVESTORS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(Dollars in thousands)

	Actual(1)	600 Las Colinas	Two Hickory	Foxwood Apartments	Insignificant Acquisitions	Pro forma

Property revenue:
Rents	$92,959	$8,215	$1,981	$1,211	$27	$104,393

Expenses:
Property operations	59,177	5,316	820	1,005	1,039	67,357
Depreciation and amortization	17,700	1,294	259	157	233	19,643
General and administrative	9,312	—	—	—	—	9,312
Advisory fees	6,733	449	90	54	216	7,542
Total operating expenses	92,922	7,059	1,169	1,216	1,488	103,854

Operating income (loss)	37	1,156	812	(5)	(1,461)	539

Other income (expense):
Interest income	3,683	—	—	—	—	3,683
Gain on foreign currency transaction	3,766	—	—	—	—	3,766
Mortgage and loan interest	(32,433)	(2,170)	(596)	(388)	(963)	(36,550)
Net income fee	(1,933)	88	23	48	211	(1,563)
Provision for asset impairment	(1,722)	—	—	—	—	(1,722)
Provision for losses	1,456	—	—	—	—	1,456
Other income (expense)	555	—	—	—	—	555
Total other income (expense)	(26,628)	(2,082)	(573)	(340)	(752)	(30,375)

Loss before gain on land sales, minority interest and equity in earnings of investees	(26,591)	(926)	239	(345)	(2,213)	(29,836)

Gain on land sales	7,110	—	—	—	—	7,110
Equity in earnings of investees	(1,497)	—	—	—	—	(1,497)
Minority interests	(1,194)	—	—	—	—	(1,194)

Net income (loss) from continuing operations	$(22,172)	$(926)	$239	$(345)	$(2,213)	$(25,417)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(2.74)					$(3.14)

Weighted Average Common Shares Used in Computing Earnings Per Share	8,082,854					8,082,854

(1) Historical financial information derived from quarterly report on Form 10-K.
(2) Insignificant acquisitions includes Alliance Airport land, Luna land, all Mandahl Bay land purchases, Park West Office Building, Senlac land, Southwood Plantation land, West End land, Whorton land and Wilmer 88 land.

TRANSCONTINENTAL REALTY INVESTORS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
(Dollars in thousands)

	Actual(1)	600 Las Colinas	Two Hickory	Foxwood Apartments	Insignificant Acquisitions(2)	Pro Forma

Property revenue:
Rents	$50,002	$4,112	$155	$435	$—	$54,704

Expenses:
Property operations	31,673	2,560	96	340	341	35,010
Depreciation and amortization	7,910	647	22	39	117	8,735
General and administrative	3,394	—	—	—	—	3,394
Advisory fees	3,538	225	—	14	54	3,831
Total operating expenses	46,515	3,432	118	393	512	50,970

Operating income (loss)	3,487	680	37	42	(512)	3,734

Other income (expense):
Interest income	1,897	—	—	—		1,897
Gain on foreign currency transaction	228	—	—	—	—	228
Mortgage and loan interest	(18,698)	(1,085)	(35)	(133)	(262)	(20,213)
Other income (expense)	234	—	—	—	—	234
Total other income (expense)	(16,339)	(1,085)	(35)	(133)	(262)	(17,854)

Loss before gain on land sales, minority interest and equity in earnings of investees	(12,852)	(405)	2	(91)	(774)	(14,120)

Gain on land sales	2,404	—	—	—	—	2,404
Equity in earnings of investees	1,146	—	—	—	—	1,146
Minority interests	(26)	—	—	—	—	(26)

Net income (loss) from continuing operations	$(9,328)	$(405)	$2	$(91)	$(774)	$(10,596)

Basic and Diluted Earnings Per Share:
Net Loss from Continuing Operations	$(1.18)					$(1.34)

Weighted Average Common Shares Used in Computing Earnings Per Share	7,900,869					7,900,869

(1) Historical financial information derived from quarterly report on Form 10-K.
(2) Insignificant acquisitions includes Alliance Airport land, Luna land, all Mandahl Bay land purchases, Park West Office Building, Senlac land, Southwood Plantation land, West End land, Whorton land and Wilmer 88 land.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSCONTINENTAL REALTY INVESTORS, INC.

Date: November 18, 2005	By:	/s/ Steven A. Abney
Steven A. Abney
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer and
Acting Principal Executive Officer)